May 11, 2010

MFA

FINANCIAL, INC.

Forward Looking Statements

MFA FINANCIAL, INC.

When used in this presentation or other written or oral communications, statements which are not historical in nature, including those containing words such as "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, are intended to identify "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions.

These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. Statements regarding the following subjects, among others, may be forward-looking: changes in interest rates and the market value of MFA's MBS; changes in the prepayment rates on the mortgage loans securing MFA's MBS; MFA's ability to borrow to finance its assets; implementation of or changes in government regulations or programs affecting MFA's business; MFA's ability to maintain its qualification as a REIT for federal income tax purposes; MFA's ability to maintain its exemption from registration under the Investment Company Act of 1940; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. These and other risks, uncertainties and factors, including those described in the annual, quarterly and/or current reports that MFA files with the SEC, could cause MFA's actual results to differ materially from those projected in any forward-looking statements it makes.

These forward-looking statements are based on beliefs, assumptions and expectations of MFA's future performance, taking into account all information currently available. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA. Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

MFA
is positioned to benefit from investment in both Agency and Non-Agency Residential MBS

- Non-Agency MBS are available at deep discounts to par value.
- Agency MBS continue to benefit from a steep yield curve.
- Debt-to-Equity multiple reduced to 2.7x as of March 31, 2010.
- Our goal remains to generate double-digit ROEs with appropriate levels of leverage.

MFA FINANCIAL, INC.

MFA's investment universe is sizeable, providing ample investment opportunity

Residential Mortgage Debt
$10.7 Trillion

Non-Agency
$1.7 Trillion

Agency
$5.1 Trillion

Whole Loans
$3.9 Trillion

Solid Long Term Results

15.33% Annual Return Since January 2000

Total Return



450
400
350
300
250
200
150
100
50
0
-50
-100
Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Mar-10
MFA
S&P
S&P Financials

Source: Bloomberg
Includes reinvestment of dividends

MFA FINANCIAL, INC.

Our investments in Residential MBS continue to generate high returns including double-digit ROEs and solid book value performance

- First Quarter 2010 ROE was 14.8% while our First Quarter Core ROE was 12.2%.
- First Quarter 2010 dividend of $0.24 cents per share.
- Second Quarter 2010 will be impacted by Fannie Mae Delinquent Loan buyout prepayments reducing projected Second Quarter EPS to a range of $0.18 to $0.20.
- We currently anticipate that core earnings per share will increase in the Third Quarter of 2010, as prepayment rates on our agency MBS return to more normal levels and cash assets are reinvested.

MFA FINANCIAL, INC.

Book Value Per Share

45% Growth in Book Value per Share over the last 15 Months


Dollars Per Share
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
$5.29
$7.40
$7.67
12/31/2008
12/31/2009
3/31/2010

MFA FINANCIAL, INC.

Investment in Residential MBS Including Both Agency MBS and Non-Agency MBS

MFA ASSETS *


Agency MBS
Non-Agency MBS*
Cash & Restricted Cash
Other
$0.81
$0.02
$1.74
$6.18
$ Amounts in Billions

The majority of MFA's assets will continue to be whole-pool Agency MBS due to attractiveness of the asset class and for purposes of our exemption under the Investment Company Act of 1940.

With Non-Agency MBS, MFA expects to generate attractive returns for stockholders with less leverage and less sensitivity to yield curve and interest rate cycles.

**As of March 31, 2010; includes $423.5 million on Non-Agency MBS and related receivables, which under generally accepted accounting principles is included on our balance sheet as a component of MBS Forwards.*

MFA Asset Allocation Strategy

MFA FINANCIAL, INC.

At March 31, 2010 ($ in Millions)	Agency MBS	MFR MBS (1)	Legacy Non-Agency MBS	Cash
Amortized Cost	$ 5,948	$ 1,346	$ 250	$ 808
Market Value	$ 6,156	$ 1,528	$ 205	$ 808
Less Repo Financing	(5,318)	(902)	(115)	–
= Equity Allocated *(2)*	$ 838	$ 626	$ 90	$ 808
Debt/Equity Ratio *(2)*	6.3 x	1.4 x	1.3 x	–

For the Month Ended March 31, 2010

Asset Yield	4.46%	10.46%	5.26%	0.04%
Less Cost of Funds *(3)*	2.41%	1.69%	2.06%	–
= Spread	2.05%	8.77%	3.20%	0.04%

(1) Includes Non-Agency MBS and repurchase agreements underlying MBS Forwards.

(2) Equity allocated represents fair value of MBS less repo financing. Does not include equity allocated to Swaps and other assets/liabilities.

(3) Includes effect of Swaps, if applicable.

Primary Focus on Hybrid and ARM MBS Limits Risk of Rising Interest Rates

- After initial fixed term, coupons reset based on short-term interest rates
- Less price risk due to adjustability of coupon

MBS by Months Until Coupon Reset or Assumed Prepayment*


Greater than 60 Months 7%
Within 12 Months 37%
13 to 60 Months 56%
Reset: 26%
Prepay: 11%
37%

*As of March 31, 2010; assuming a prepayment rate of 15% CPR on all MBS, including MBS underlying MBS forwards.

MFA FINANCIAL, INC.

Strategically Positioning Agency MBS Portfolio

The Agency MBS Portfolio (which is more interest rate sensitive) has been reduced over time from in excess of $10 Billion to a Target Range of $6 to $7 Billion

MFA Agency Portfolio


$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Billions of Dollars
$10.2
$6.2
6/30/2008
3/31/2010

In the Second Quarter 2010, MFA is acquiring Agency MBS in excess of runoff

- The $1.25 Trillion Federal Reserve Agency MBS purchase program has been completed.
- Incremental spreads on Agency MBS are approximately 200 basis points.
- The yield curve remains steep.
- Voluntary Prepayments remain muted due to tighter underwriting standards.

MFA Strategy - Non-Agency MBS*

MFA FINANCIAL, INC.

- MFA is actively investing in Non-Agency residential MBS at deeply discounted prices. MFR** owns approximately $1.5 billion market value of Non-Agency MBS acquired at an average purchase price of 65% of par.
- In the First Quarter of 2010, these assets on an unlevered basis generated a loss adjusted yield of 10.6%.
- These high yielding assets are less sensitive to changes in the yield curve and interest rates. The return on discounted Non-Agency MBS increases if prepayments increase.

*As of March 31, 2010 and includes Non-Agency MBS underlying MBS Forwards.

**MFA's wholly owned subsidiary MFResidential Assets I, LLC.

Deeply discounted purchase price, substantial credit reserve and 9.4% credit enhancement mitigate credit risk*


MFR Portfolio
$ Amounts in Thousands
Current Face $2,109,257
Amoritized Cost
$1,345,715
64%
Purchase Discount
$763,542
36%
Credit Reserve
$592,891
28%
Accretable Discount
$170,651
8%

*As of March 31, 2010.

Includes $422 million of Non-Agency MBS underlying MBS Forwards at March 31, 2010.

Strategically Increasing Non-Agency MBS Portfolio

MFA continues to identify high-yielding Non-Agency MBS at deeply discounted prices

MFA Non-Agency Portfolio*


$2,000
$1,500
$1,000
$500
$-
Millions of Dollars
12/31/2008
3/31/2010

**Includes $422 million of Non-Agency MBS underlying MBS Forwards at March 31, 2010.*

MFA FINANCIAL, INC.

MFA

is positioned with the requisite expertise to benefit from investment in Agency and Non-Agency Residential MBS

MFA

FINANCIAL, INC.